UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8‑K

CURRENT REPORT Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  November 30, 2017

Differential Brands Group Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

0-18926	11-2928178
(Commission File Number)	(IRS Employer Identification No.)

1231 South Gerhart Avenue, Commerce, California	90022
(Address of Principal Executive Offices)	(Zip Code)

(323) 890-1800

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ◻

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ◻

Item 5.07Submission of Matters to a Vote of Security Holders.

Results of Annual Meeting of Stockholders

On October 30, 2017,  Differential Brands Group Inc. (the “Company”) filed with the U.S. Securities and Exchange Commission its definitive proxy statement for the Company’s 2017 annual meeting of stockholders held on November 30, 2017 (the “Annual Meeting”).

The Board of Directors fixed the close of business on October 3, 2017 as the record date for identifying those stockholders entitled to notice of, and to vote, at the Annual Meeting.  On November 1, 2017, the notice of Annual Meeting, definitive proxy statement and proxy card for the Annual Meeting were first mailed to stockholders along with the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2016.  On November 30, 2017, the Company conducted its Annual Meeting and all proposals were approved pursuant to the applicable voting standard for each proposal as described in the Company’s definitive proxy statement.

On November 30, 2017,  13,425,043 shares were represented in person or by proxy at the Annual Meeting, which reflected approximately 75% of total shares outstanding (including, in each case, convertible stock that is entitled to vote with the common stock on an as-converted basis).  The vote totals on the proposals were as follows:

1. Election of seven directors to serve on the Board of Directors until the 2018 Annual Meeting of Stockholders or until their respective successors are elected and qualified.		For	Withheld	Broker Non-Votes

William Sweedler		7,748,037	17,598	5,659,408
Michael Buckley		7,748,155	17,480	5,659,408
Matthew Eby		7,754,736	10,899	5,659,408
Kelly Hoffman		7,759,500	6,135	5,659,408
Walter McLallen		7,760,026	5,609	5,659,408
Kent Savage		7,759,802	5,833	5,659,408
Andrew Tarshis		7,748,527	17,108	5,659,408

	For	Against	Abstain	Broker Non-Votes

2. Proposal to approve, on an advisory basis, named executive officer compensation.	7,711,665	25,920	28,050	5,659,408

	3 Years	2 Years	1 Year	Abstain	Broker Non-Votes

3. Proposal to determine, on an advisory basis, the frequency of the advisory vote to approve named executive officer compensation (the “Say on Frequency Vote”).	7,425,225	1,492	337,735	1,183	5,659,408

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	For	Against	Abstain	Broker Non-Votes

4. Proposal to approve, under applicable Nasdaq Listing Rules, the removal of the restrictions on the exercise of the SWIMS Warrant and the conversion of the SWIMS Convertible Note to permit the issuance, in excess of 19.99% of the common stock outstanding prior to such issuance, of: (1) the common stock underlying the SWIMS Warrant, (2) the Class A‑1 Preferred Stock underlying the SWIMS Convertible Note, and (3) the common stock underlying the Class A‑1 Preferred Stock.	7,741,784	19,840	4,011	5,659,408

	For	Against	Abstain

5. Proposal to ratify the appointment of CohnReznick LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2017.	13,347,488	63,875	13,680

In light of the results of the Say on Frequency Vote, the Company’s Board of Director has determined that the Company will hold an advisory vote on named executive officer compensation every third year until the next required vote on the frequency of future advisory votes on named executive officer compensation is held at the Company’s annual meeting of stockholders in 2023.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DIFFERENTIAL BRANDS GROUP INC.
Date: December 5, 2017	By:	/s/ Bob Ross
Bob Ross
Chief Financial Officer

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